                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                                           [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                                            Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               ESYNCH CORPORATION
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                               ESYNCH CORPORATION
                               15502 MOSHER AVENUE
                                TUSTIN, CA 92780
                                 (714) 258-1900

                                ----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 15, 1999

To the stockholders of ESYNCH CORPORATION:

         You are cordially invited to attend the Annual Meeting of Stockholders of eSynch Corporation, a Delaware corporation (the "Company"), which will be held at the principal executive office of the Company, 15502 Mosher Avenue, Tustin, CA 92780, at 10:00 a.m., Pacific Time, on Monday November 15 ,1999, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

    1. To elect a board of five directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

    2. To adopt and authorize an amendment of the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock, par value $.001 (herein called "Common Stock") to 50,000,000 from the currently authorized amount of 20,000,000;

    3. To adopt and authorize the 1999 Stock Incentive Plan (the "1999 Plan");
       and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record of the Company at the close of business on September 27, 1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

         THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            T. Richard Hutt
                                            Secretary

Tustin, California
October __, 1999

                               ESYNCH CORPORATION
                               15502 MOSHER AVENUE
                            TUSTIN, CALIFORNIA 92780
                                 (714) 258-1900

                                ----------------
                                 PROXY STATEMENT
                                ----------------
           APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:
                                OCTOBER __, 1999

         The following information is in connection with the solicitation of proxies for the Annual Meeting of Stockholders of eSynch Corporation, a Delaware corporation (the "Company"), to be held at the principal executive office of the Company, 15502 Mosher Avenue, Tustin, California, at 10:00 a.m., Pacific Time, on Monday, November 15, 1999, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

         A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the Management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services. The total amount that the Company estimates that it will expend in connection with soliciting proxies is $5,000, none of which has been spent prior to the date hereof.

         Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all five of the nominee-directors specified herein, FOR the approval of the Amendment of the Certificate of Incorporation to increase the authorized number of shares of Common Stock, and FOR the 1999 Plan, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

         Under the Company's bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) or voted against a nominee will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in seven other individuals receiving a larger number of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the increase in the number of shares of Common Stock authorized will have no effect on the vote for such proposal except to the extent the number of shares not voted causes the number of shares voted in favor of such proposals not to equal or exceed a majority of the outstanding voting power (in which case such proposal would not be approved).

         Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy voted at the Meeting, (ii) a later dated proxy or written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

                                VOTING SECURITIES

         The Company has outstanding Common Stock, of which 9,327,143 shares were outstanding as of the close of business on September 27, 1999 (the "Record Date"), Series I Preferred Stock, of which 599,999 shares were outstanding as of the close of business on the Record Date, and Series J Preferred Stock, of which
162.5 shares were outstanding as of the close of business on the Record Date. Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote. Each share of Series I Preferred Stock is entitled to one-third vote per share , which is equal to the number of shares of Common Stock issuable upon conversion of one share of Series I Preferred Stock. Series J Preferred Stock is entitled to vote in regard only to specific matters, such as Proposal Two, that are specified in the Certificate of Designation of the Series J Preferred Stock or other matters where pursuant to Delaware corporation law the shares of Series J Preferred Stock are entitled to vote as a separate class.

         Representation at the Meeting by the holders of a majority of the outstanding voting power of all outstanding shares, as of the Record Date, either by personal attendance or by proxy, will constitute a quorum.

                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth as of September 30, 1999, information regarding beneficial ownership of the Company's stock by each director and each executive officer, and by all directors and executive officers of the Company as a group. Each named person and all directors and executive officers as a group are deemed to be the beneficial owners of shares that may be acquired within 60 days upon exercise of stock options. Accordingly, the number of shares and percentages set forth next to the name of such person and all directors and executive officers as a group include the shares issuable upon stock options exercisable within 60 days. However, the shares so issuable upon such exercise by any such person are not included in calculating the percentage of shares beneficially owned by any other stockholder. Based in part upon the absence of any Schedule 13G or Schedule 13D filings, the Company is not aware of any other person or group with beneficial ownership in excess of 5% of the Common Stock.


                                                  SHARES BENEFICIALLY OWNED
                                                  -------------------------
                                             COMMON                      PREFERRED
                                             ------                      ---------
  NAME OF BENEFICIAL OWNER               NUMBER     PERCENT      NUMBER        PERCENT
  ------------------------               ------     -------      ------        -------
  Thomas Hemingway(1)                  1,730,609     16.8%          0             0%
  T. Richard Hutt(2)                   1,234,091     12.5%          0             0%
  James H. Budd(3)                     1,227,715     12.4%          0             0%
  Donald C. Watters, Jr.(4)            1,079,838     10.3%          0             0%
  David Noyes(5)                         500,000      4.9%          0             0%
  Robert Way(6)                          295,381      2.9%          0             0%
  Norton Garfinkle(7)                    460,000      4.7%          0             0%
All Directors and Executive Officers
    as a group 7 Persons)(8)           6,517,314      54.3%         0             0%
----------

(1) Includes 542,500 shares which may be purchased pursuant to stock options which are currently, or within the next 60 days will be, exercisable. Includes 140,395 shares of Ms. Detra Mauro, the spouse of Mr. Hemingway.
(2) Includes 117,000 shares which may be purchased pursuant to stock options which are currently, or within the next 60 days will be, exercisable.
(3) Includes 117,000 shares which may be purchased pursuant to stock options which are currently, or within the next 60 days will be, exercisable.
(4) Includes 698,568 shares which may be purchased pursuant to stock options which are currently, or within the next 60 days will be, exercisable.
(5) Includes 500,000 shares which may be purchased pursuant to stock options which are currently, or within the next 60 days will be, exercisable.
(6) Includes 262,951 shares which may be purchased pursuant to stock options which are currently, or within the next 60 days will be, exercisable.
(7) Includes shares held by a corporation and a trust that are controlled by him.
(8) Includes all of the shares and options referred to in notes (1) through (7) above.

                      PRINCIPAL HOLDERS OF PREFERRED STOCK

         The following tables sets forth information regarding ownership of outstanding shares of the Preferred Stock by those individuals or groups who own more than five percent (5%) of either the Series I Preferred Stock or the Series J Preferred Stock outstanding.


                                                   SHARES BENEFICIALLY OWNED
                                         SERIES I PREFERRED             COMMON(1)
                                        --------------------      ---------------------
  NAME OF BENEFICIAL OWNER              NUMBER       PERCENT      NUMBER        PERCENT
  ------------------------              ------       -------      ------        -------
Quad City Partners                     60,000        10.0%       38,292         0.4%
Lawrence E. Kaplan                     75,000        12.5%       47,865         0.5%
Eileen Kaplan                          35,000         5.8%       25,260         0.3%
Walnut Capital Corp.                  120,000        20.0%       76,585         0.8%
The Holding Company                    30,000         5.0%       26,453         0.3%
American High Growth Equities          34,999         5.8%       22,337         0.2%
Michael Miller                        100,000        16.7%       63,820         0.7%
Dune Holdings                         100,000        16.7%       63,820         0.7%

(1) Beneficial ownership of Common Stock includes shares of Common Stock issuable upon conversion of Series I Preferred Stock as well any Common Stock held of record by such owner. Beneficial ownership of Common Stock in this table assumes a conversion price of $3.00 per share of Series I Preferred Stock. The conversion price will equal $3.00 if the trading price of the Common Stock equals or exceeds $3.00 on any trading day during the 10-trading-day period ending November 9, 1999. In no event will one share of Series I Preferred Stock become convertible into more than one-half share of Common Stock.

                                                   SHARES BENEFICIALLY OWNED
                                         SERIES J PREFERRED             COMMON(1)
                                        --------------------      ---------------------
  NAME OF BENEFICIAL OWNER              NUMBER       PERCENT      NUMBER        PERCENT
  ------------------------              ------       -------      ------        -------
Amro International, S.A.               50            19.0%       142,857         1.5%
Austinvest Anstalt Balzers             50            19.0%       142,857         1.5%
Esquire Trade and Finance, Inc.        50            19.0%       142,857         1.5%
Gilston Corporation, Ltd.              35            13.3%       100,000         1.1%
Manchester Asset Management, Ltd.      40            15.2%       114,286         1.2%
Triton Private Equity Fund L.P.        25             9.5%        71,429         0.8%
Warwick Corporation, Ltd.              12.5           4.8%        35,715         0.4%

(1) Beneficial ownership of Common Stock includes shares of Common Stock issuable upon conversion of Series J Preferred Stock. Beneficial ownership of Common Stock in this table assumes a conversion price of $3.50 per share of Series J Preferred Stock. The conversion price is equal to $3.50, subject to adjustment. In addition to the amounts shown in the table, any accrued dividends from the original issue date shall be converted into Common Stock concurrently with any conversion of the shares of Series J Preferred Stock. Dividends are at the rate of 7% per year.

                                  PROPOSAL ONE

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's directors are to be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The Board of Directors proposes the election of five directors at the Meeting.

         In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

         The seven nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify.

         The following table and paragraphs set forth the names of and certain information concerning the nominees for election as directors of the Company:

  NOMINEE(1)              POSITION(S) WITH THE COMPANY                AGE
------------------------------------------------------------------------------
  Thomas Hemingway        Director and Chief Executive Officer        43
  T. Richard Hutt         Director, Vice President and                60
                            Secretary/Treasurer
  James H. Budd           Director and Vice President of Marketing    58
  Robert Orbach(2)(3)     Director                                    48
  David Lyons(2)(3)       Director                                    50
  Donald C. Watters, Jr.  Nominee for Director and President and      42
                              Chief Operating Officer
  Norton Garfinkle        Nominee for Director                        68
----------

(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.
(2) The members of the audit committee of the Board of Directors of the Company, neither of whom is an employee of the Company.
(3) The members of the compensation committee of the Board of Directors of the Company, neither of whom is an employee of the Company.

         Thomas ("Tom") Hemingway -- On August 5, 1998, Mr. Hemingway became the Chief Executive Officer and a director of the Company pursuant to the Agreement and Plan of Share Exchange among the Company, Intermark Corporation, a California corporation ("Intermark"), and Intermark's securityholders upon the consummation of that transaction. A co-founder of Intermark, from October 1995 to the present Mr. Hemingway has served as Chief Executive Officer and in other senior management positions at Intermark, a software publishing, sales and marketing company. From August 1994 to September 1995, Mr. Hemingway operated a consulting business specializing in software sales and marketing. From January 1994 to July 1994, Mr. Hemingway was chief operating officer at Ideafisher Systems, an artificial intelligence / associative processing software company. From August 1993 to December 1993, Mr. Hemingway was serving as a consultant with L3, an edutainment software company. From January 1993 to July 1993, Mr. Hemingway was involved in computer-related consulting in the capacity of chief executive officer of Becker/Smart House, LV, a home automation enterprise. In 1992, Mr. Hemingway was involved in making private investments in various industries. Previously, from 1987 to 1991, Mr. Hemingway founded and served as president of Intellinet Information Systems, a provider of network services and systems. Earlier in his career, Mr. Hemingway was a founder of Omni Advanced Technologies, a research and development firm developing products for the computer and communications industry.

         James H. ("Jim") Budd -- In August, 1998, Mr. Budd became a Vice President of the Company pursuant to the Agreement and Plan of Share Exchange among the Company, Intermark and Intermark's securityholders. A co-founder of Intermark, from October 1995 to the present Mr. Budd has served as Vice President of Marketing and in other executive capacities of Intermark, a software publishing, sales and marketing company. From August 1994 to September 1995, Mr. Budd operated a consulting business specializing in software sales and marketing. From March 1994 to July 1994, Mr. Budd was vice president of marketing at Ideafisher Systems, an artificial intelligence / associative processing software company. From November 1993 to February 1994, Mr. Budd was involved in making private investments in various industries. Previously, from July 1978 to October 1993, Mr. Budd was founder and chief executive officer of Command Business Systems, a developer of business software products. Earlier in his career, Mr. Budd held marketing and sales management positions at Unisys, Nixdorf, Tymshare, and Prime Computer.

         T. Richard ("Dick") Hutt -- In August, 1998, Mr. Hutt became a Vice President and the Secretary of the Company pursuant to the Agreement and Plan of Share Exchange among the Company, Intermark and Intermark's securityholders. A co-founder of Intermark, from October 1995 to the present Mr. Hutt has served as Vice President of Sales and Secretary of Intermark. From September 1992 to September 1995, Mr. Hutt was distribution sales manager for Strategic Marketing Partners, a leading national software and technology marketing firm. Previously, he was in the communications and mini-computer industry with TRW where he formed the Canadian subsidiary as vice president of sales. He moved to TRW's Redondo Beach headquarters and managed the western division until Fujitsu acquired the business unit. Before joining TRW, he was with NCR's financial sales division in Canada. Prior to that he managed the VAR division at Wang Laboratories. Moving to Matsushita, he played a key role in the development of the distribution channel for their Panasonic products.

         Donald C. Watters, Jr. -- From April 1, 1999 to the present, Mr. Watters has been the President and Chief Operating Officer of eSynch Corporation. Formerly, Mr. Watters was President and CEO of Kiss Software Corporation (KISSCO), a publisher/developer of Internet software utilities. Prior to Kissco, Mr. Watters was vice president of worldwide sales of Touchstone Software (Nasdaq: TSSW).

         Norton Garfinkle is Chairman of Oxford Management Corporation, an investment company that specializes in building new technology companies. He also serves as Chairman of several of these portfolio companies, including:
Cambridge Parallel Processing, Cambridge Management Advanced Systems Corporation and ERS International.

BOARD MEETINGS AND COMMITTEES

         There were 3 meetings of the Board of Directors of the Company during the fiscal year of the Company ended December 31, 1998. The Board of Directors established a standing Audit Committee and a Compensation Committee. In the fiscal year ended December 31, 1998, the Audit Committee held 2 meetings and the Compensation Committee held 2 meetings. Each of the directors attended at least 75% of the meetings of the Board and committees on which the director served during fiscal 1998.

         The Audit Committee's function is to review, act on, and report to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of non-audit services, fees to be paid to the independent public accountants, the performance of the Company's independent public accountants, and the accounting practices of the Company.

         The Compensation Committee's function is to review the performance of the executive officers of the Company and review the compensation programs for other key employees, including salary and cash incentive payment levels and option grants.

         There is no standing nominating committee or other committee performing a similar function.

COMPENSATION OF DIRECTORS

         The Company has agreed to issue an option to purchase 350,000 shares of Common Stock to Mr. Norton Garfinkle upon his election to the Board of Directors. The Company's non-employee Directors are not currently compensated for attendance at Board of Director meetings. Non-employee directors from time to time have been, and in the future may be, granted, on an ad hoc basis, stock options upon being appointed to the Board. The Company may adopt a formal director compensation plan in the future. All of the Directors are reimbursed for their expenses for each Board and committee meeting attended.

                               EXECUTIVE OFFICERS

         For information on the business background of Messrs. Hemingway, Budd, Hutt and Watters, see "Nomination and Election of Directors" above. The following table and paragraphs set forth the names of and certain information concerning other executive officers of the Company:


  NAME OF EXECUTIVE    POSITION(S) WITH THE COMPANY               AGE
------------------------------------------------------------------------
David Noyes           Chief Financial Officer                     56
Robert B. Way         Vice President                              56

         David Noyes -- Mr. Noyes became the Chief Financial Officer of the Company in July 1999. Previously, Mr. Noyes was President of Monarch Capital (1993 to Present) and President, Chief Financial Officer and a Director of Directional Recovery Systems, LLC (1995 to Present). In addition he was Chief Executive Officer, Chief Financial Officer and a Director of American Furnishings Corp. and California Mattress (1996 to 1997), President, Chief Financial Officer and Director of California Software Products, Inc. (1996) and Director and Interim Chief Financial Officer of Griswold Industries(1994 to
1995).

         Robert B. Way -- Mr. Way became a Vice President of the Company in April 1999. Previously, Mr. Way was the Senior Vice President and General Manager of Kiss Software Corporation , where he served in that capacity from January, 1997. Before that, Mr. Way was an independent consultant in software business management specializing in product planning, development and support. Mr. Way was Vice President and General Manager of California Software Products, Inc. from 1976 to 1995.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth compensation received by the Company's Chief Executive Officer and by each of the persons who were, for the fiscal year ended December 31, 1998, the other four most highly compensated executive officers of the Company whose total compensation during that year exceeded $100,000 (the "Named Officers"), for the three fiscal years ended December 31, 1998 or for the shorter period during which the Named Officer was compensated by the Company.

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                     --------------------                   ---------------------------

NAME AND                                                                    SECURITIES
PRINCIPAL                                                   OTHER ANNUAL    UNDERLYING      ALL OTHER
POSITION               YEAR       SALARY         BONUS      COMPENSATION(1)  OPTIONS(#)(2) COMPENSATION
-------------          ----       ------         -----      --------------   ------------   -----------
Thomas C. Hemingway    1998     $ 88,789                                   292,500 shs.
  CEO

James H. Budd          1998     $ 52,868                                   117,000 shs.
  Vice President

T. Richard Hutt        1998     $ 64,281                                   117,000 shs.
  Vice President
----------

(1) Perquisites and other personal benefits did not for any Named Officer in the aggregate equal or exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported in this table for such person.

(2) The amounts in the table represent shares of the Company's Common Stock covered by stock options of the named individual assumed by eSynch Corporation from Intermark Corporation effective August 5, 1998.

EXECUTIVE EMPLOYMENT AGREEMENTS

    The Company has an employment agreement with each Executive Officers listed below. The terms of those employment agreements is summarized in the following table:


                      CURRENT BASE OPTION        OTHER                 BENEFITS DUE  ON


NAME                  COMPENSATION    GRANT                 BENEFITS                TERMINATION


-----------           ------------    -----                 --------                -----------
Thomas C. Hemingway     $150,000     250,000                 Any                    If he is terminated by the Company
  CEO                                at $1.00 ea.            benefits               without cause, he is paid an amount
                                     fully vested            for other              equal to 12 months' base salary and
                                                             officers,              all other benefits and perquisites
                                                             and 3 weeks            continue for 12 months and
                                                             vacation per           the Company will be
                                                             year                   required to repurchase
                                                                                    all his stock and options
                                                                                    at the 30-day average market price

Donald C. Watters, Jr.  $150,000    250,000                 Any                     If he is terminated by the Company
  President and COO                 at $1.00 ea.            benefits                without cause, he is paid an amount
                                    fully vested            for other               equal to 12 months' base salary and
                                    and 400,000             officers,               all other benefits and perquisites
                                    shares                  and 3 weeks             continue for 12 months and
                                    at $_____               vacation per            the Company will be
                                    each                    year                    required to repurchase
                                                                                    all his stock and options
                                                                                    at the 30-day average market price

James H. Budd           $130,000                             Any                    If he is terminated by the Company
  Vice President                                             benefits               without cause, he is paid an amount
                                                             for other              equal to 3 months' base salary and
                                                             officers,              all other benefits and perquisites
                                                             and 2 weeks            continue for 3 months and all stock
                                                             vacation per           options held by him vest and
                                                             year                   become exercisable.

Robert Way              $110,000    250,000                  Any                    If he is terminated by the Company
  Vice President                    at $1.00 ea.             benefits               without cause, he is paid an amount
                                    fully vested             for other              equal to 3 months' base salary and
                                                             officers,              all other benefits and perquisites
                                                             and 3 weeks            continue for 3 months and all stock
                                                             vacation per           options held by him vest and
                                                             year                   become exercisable.

T. Richard Hutt         $130,000                             Any                    If he is terminated by the Company
  Vice President                                             benefits               without cause, he is paid an amount
                                                             for other              equal to 3 months' base salary and
                                                             officers,              all other benefits and perquisites
                                                             and 2 weeks            continue for 3 months and all stock
                                                             vacation per           options held by him vest and become
                                                             year.                  exercisable.

David P. Noyes          $150,000                             Any                    If he is terminated by the Company
   CFO                                                       benefits               without cause, he is paid an amount
                                                             for other              equal to    months' base salary and
                                                             officers.              all other benefits and perquisites
                                                             and 3 weeks            continue for    months and all stock
                                                             vacation per           options held by him vest and become
                                                             year                   exercisable.

OPTION GRANTS DURING FISCAL 1998

     The following table sets forth information on all grants of stock options during the fiscal year ended December 31, 1998, to Named Officers:


                               OPTION GRANTS TABLE
                        OPTION GRANTS IN FISCAL YEAR 1998

                                           INDIVIDUAL GRANTS                          POTENTIAL
                           --------------------------------------------------        REALIZABLE
                                        % OF TOTAL                                 VALUE AT ASSUMED
                            NUMBER OF    OPTIONS                                    ANNUAL RATES OF
                           SECURITIES    GRANTED TO                                    STOCK PRICE
                           UNDERLYING    EMPLOYEES    EXERCISE                     APPRECIATION FOR
                             OPTIONS      IN FISCAL    PRICE     EXPIRATION       OPTION TERM($)(4)
      NAME                  GRANTED(1)    YEAR(2)    ($/SHARE)     DATE(3)         5%          10%
      ---------------------------------------------------------------------------------------------
      Thomas C. Hemingway    292,500        46.3%      $0.94    April, 2008   $1,386,148  $2,193,861

      James H. Budd          117,000        18.5%      $0.94    April, 2008   $  554,459  $  877,545

      T. Richard Hutt        117,000        18.5%      $0.94    April, 2008   $  554,459  $  877,545

--------
(1) The amounts in the table represent shares of the Company's Common Stock covered by stock options assumed by the Company that had been granted by Intermark Corporation. Each option is exercisable in full.

(2) Options to purchase an aggregate of 631,800 shares of common stock were assumed by the Company during the fiscal year ended December 31, 1998 that had been granted to employees, including the Named Officers.

(3) Options held by the Named Officers have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(4) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the options' exercise price, assuming that the closing market price of the Company's common stock, as reported on the Nasdaq over-the-counter Bulleting Board on October 5, 1999, appreciates at a 5% and 10% compound annual rate over the ten year term of the options. The 5% and 10% rates of stock price appreciation are presented as examples pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and do not necessarily reflect management's estimate or projection of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

OPTION EXERCISES IN FISCAL 1998 AND YEAR-END OPTION VALUES

         The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 1998 by the Named
Officers:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF
                                              SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                    SHARES         VALUE         AT FISCAL YEAR END(#)    AT FISCAL YEAR END($)(1)
                  ACQUIRED ON    REALIZED   ------------------------------------------------------
  NAME             EXERCISE       ($)(1)    EXERCISABLE  UNEXERCISABLE   EXERCISABLE UNEXERCISABLE
  ------------------------------------------------------------------------------------------------
  Tom Hemingway     -0-             -0-        542,500        -0-        $1,509,425          -0-
  James H. Budd     -0-             -0-        117,000        -0-        $  328,770          -0-
  T,. Richard Hutt  -0-             -0-        117,000        -0-        $  328,770          -0-

----------
(1) Market value of underlying securities at exercise date or year end, as the case may be, minus the exercise or base price of "in-the-money" options. The value of options is based on the closing sale price for the Company's common stock as of October 5, 1999 as reported on the Nasdaq OTC Bulletin Board, which was $3.75, minus the exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 5, 1998, the Company finalized an Agreement and Plan of Share Exchange with Intermark Corporation ("Intermark"). Under the Agreement, as amended, the shareholders of Intermark exchanged all of the outstanding capital stock of Intermark for 103,367 shares of common stock of the Company and for 2,665 shares of the Company's newly created Series H Preferred stock convertible into approximately 4,427,224 shares of Common Stock. In addition, the Company assumed Intermark options which are now exercisable to purchase up to 631,800 shares of the Company's common stock. See "Change in Control."

         On April 1, 1999, the Company acquired Kiss Software Corporation, a California corporation ("Kissco"). Donald C. Watters, Jr. was a major shareholder of Kissco and received in that acquisition 381,270 shares of Common Stock, and the Company also assumed a Kissco option entitling Mr. Watters to acquire 48,568 shares of Common Stock at a price of $ 2.11 per share. Robert B. Way was also a shareholder of Kissco and received in the acquisition 32,430 shares of Common Stock, and the Company also assumed a Kissco option entitling Mr. Way to acquire 19,427 shares of Common Stock at $ 2.11per share.

         On September 30, 1999, the Company acquired Oxford Media Group, a Delaware corporation, for 450,000 shares of the Company's Common Stock. Oxford Media Group was controlled by Mr. Norton Garfinkle, a nominee for a position on the Board of Directors.

CHANGE IN CONTROL

         On May 8, 1998, after the close of business, the Company entered into an Agreement and Plan of Share Exchange dated as of May 8, 1998 (the "Agreement") by and among the Company and Intermark Corporation, a California corporation ("Intermark"), and the securityholders of Intermark Corporation ("Exchanging Securityholders"). On June 17, 1998, the Company entered into the First Amendment of Agreement and Plan of Share Exchange dated as of May 8, 1998. On July 30, 1998, the Company entered into the Second Amendment of Agreement and Plan of Share Exchange dated as of May 8, 1998 ("Second Amendment").

         The closing of the transactions contemplated by the Agreement ("Closing") occurred on August 5, 1998. The Closing resulted in a change in control of the Company. The Agreement, as amended by the First Amendment and the Second Amendment, provided for the Exchanging Securityholders to deliver and exchange all of the outstanding capital stock of Intermark and options or other rights to purchase such capital stock for capital stock of the Company aggregately having voting power equal to 77.5% of the capital stock of the Company aggregately outstanding as of immediately after the Closing. Accordingly Messrs. Hemingway, Budd and Hutt became the beneficial owners of approximately 62% of the Company's capital stock as of the Closing. Intermark became a wholly-owned subsidiary of the Company upon the Closing.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, except as noted below, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations regarding all reportable transactions, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its directors and officers and greater than ten percent beneficial owners were complied with on time, except one report each for Messrs. Hemingway, Budd and Hutt upon becoming officers of the Company.
                                                -----------------------------

                                  PROPOSAL TWO

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
             TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

         The Board of Directors believes that it would be in the best interests of the Company and its stockholders for the stockholders to adopt and approve an amendment (the "Amendment") of the Company's Restated Certificate of Incorporation to increase from 20,000,000 to 50,000,000 the number of shares of Common Stock that the Company is authorized to issue.

         The Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), authorizes the issuance of 20,000,000 shares of Common Stock, $.001 par value, and 1,000,000 shares of Preferred Stock, $.001 par value. As of August 6, 1999, the Board of Directors of the Company approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 50,000,000 and to submit the proposed amendment to the Stockholders at this Meeting. If the amendment is adopted, the total number of shares the Company will be authorized to issue, including the 1,000,000 shares of Preferred Stock, which are currently authorized, will be 51,000,000 shares.

         If the Stockholders approve this proposal, the Certificate of Incorporation shall be amended to effect this change, and upon such amendment, the first paragraph of Article IV's of the Certificate of Incorporation shall read as follows (the highlighting is added below to show the changes, and the highlighting will not actually appear in the amendment):

                                  ARTICLE IV
                               AUTHORIZED SHARES

                  The Corporation shall have authority to issue an aggregate of 51,000,000 shares, of which 1,000,000 shares shall be preferred stock, $0.001 par value (hereinafter the "Preferred Stock"), and 50,000,000 shares shall be common stock, $0.001 par value (hereinafter the "Common Stock"). The powers, preferences, and rights, and the qualifications, limitations, and restrictions of the shares of stock of each class and series which the Corporation shall be authorized to issue are as follows:


PURPOSE AND EFFECT OF THE AMENDMENT

         The general purpose and effect of the proposed amendment to the Company's Certificate of Incorporation will be to authorize 30,000,000 additional shares of Common Stock. The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions and equity financings.

         The Company has determined that securing Stockholder approval of 30,000,000 additional authorized shares of Common Stock would be appropriate in order to provide the Company with the flexibility to consider a combination of possible actions, including acquisitions or financings, that might require the issuance of additional shares of Common Stock.

         The Company currently has 20,000,000 authorized shares of Common Stock. As of October 5, 1999, the Company had approximately 9,797,143 shares issued and outstanding and of the remaining 10,212,157 authorized but unissued shares, the Company had reserved approximately 2,420,000 shares in connection with the possible conversion of outstanding preferred stock, 2,619,987 shares pursuant to the Company's outstanding options, 826,966 for outstanding warrants, convertible notes and contracts for services, and 3,000,000 shares pursuant to the Company's 1999 Stock Incentive Plan. This leaves approximately 1,315,204 shares of common stock currently available for other purposes.

         If the Board of Directors deems it to be in the best interests of the Company and the Stockholders to issue additional shares of Common Stock in the future, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations. If approved, the increased number of authorized shares of common stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve.

         The Company's reserve of authorized but unissued shares of common stock has been substantially depleted as a result of the Company's recent financing activities through the sale of Preferred Stock and the granting of stock options under stock option plans. The Board of Directors has decided to recommend an increase in the authorized number of shares of common stock in order to provide that the Company will have a sufficient number of authorized and unissued shares of common stock for corporate opportunities, such as additional stock offerings, acquisitions, stock splits, stock dividends and compensation plans.

POSSIBLE NEGATIVE EFFECTS

         The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

         Holders of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Company.

         Under Delaware law, Stockholders are not entitled to dissenters' rights of appraisal with respect to this Proposal Two.

         No increase in the number of authorized shares of preferred stock of the Company is proposed or anticipated at the present time. However, the Company has issued preferred stock, and may in the future issue additional shares of preferred stock, pursuant to which shares of Common Stock may in the future be issued upon conversion. The holders of Common Stock have no preemptive subscription, redemption, sinking fund or conversion rights and have equal rights and preferences. The rights and preferences of holders of Common Stock will be subject to the rights of the shares of Series I Preferred Stock and Series J Preferred Stock and any series of Preferred Stock which the Company may issue in the future.

         From time to time, the Company has engaged in discussions concerning possible acquisitions or financing arrangements. The Company may not be required to disclose ongoing negotiations in all cases, and, as a policy, does not disclose ongoing negotiations.

         The Company may fund its existing obligations by raising capital through the sale or conversion of shares. Any increase in the number of shares authorized or outstanding may depress the price of shares and impair the liquidity of stockholders. In addition, the issuance may be on terms that are dilutive to stockholders. Issuance of additional shares also could have the effect of diluting the earnings per share and book value per share of shares outstanding.

VOTE

         The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series I Preferred Stock, voting together as a single class, and three-quarters of the voting power of the Series J Preferred Stock, voting as a separate class, will be required to approve the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this Proposal Two. The principal stockholders of the Company have indicated to the Company that they intend to vote for Proposal Two.

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 50,000,000, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL THREE
                    APPROVAL OF THE COMPANY'S 1999 STOCK PLAN

GENERAL

         The Company's Stockholders are being asked to approve the adoption of the Company's 1999 Stock Incentive Plan (the "1999 Plan"). The 1999 Plan will supplement the Company's existing option grants that have been made. All of the Company's and its subsidiaries' employees (approximately 18 as of October 5, 1999), consultants (estimated to be less than ten individuals currently) and all directors are eligible to participate in the 1999 Plan. The 1999 Plan will become effective immediately upon Stockholder approval. It is anticipated that, if approved by the Stockholders, the 1999 Plan will be used going forward in lieu of option grants outside of plans. The 1999 Plan provides for the issuance of rights to purchase restricted stock ("stock purchase rights") as well as options.

         The 1999 Plan will be funded initially with 3,000,000 shares of Common Stock reserved for issuance under the plan. As of October 5, 1999, the closing price of the Company's common stock as quoted by the Nasdaq OTC Bulletin Board was $3.75.

         The Company's growth through acquisitions during recent years has generated substantial need for meaningful option grants to attract and retain talented employees critical to the Company's ongoing growth and success. The ongoing growth of the Internet and software markets has created a hyper-competitive market for talented individuals, especially in the programming, technical, new media, and sales areas. In order to continue to attract and retain key talent, the Company must offer market competitive long-term compensation opportunities. Stock options, because of their upside potential and vesting requirements, are a key component in recruiting and retaining these employees.

         The Company's Board of Directors believes that stock options have been very effective for these purposes over time and have proven to be an important component of the Company's overall compensation strategy for employees. The Company is committed to broad-based participation in the stock option program by employees at all levels. The Company believes that the stock option program is important in order to maintain the Company's culture, employee motivation, and continued success.

         The Compensation Committee of the Board of Directors (the "Committee") monitors the Company's stock programs on an ongoing basis to ensure that stock options and other stock awards are used effectively and in the best interests of the Company and its Stockholders.

         The Company is seeking Stockholder approval of the 1999 Plan also in order for grants under the 1999 Plan to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code.

MATERIAL FEATURES OF THE 1999 PLAN

         The purpose of the 1999 Plan is to attract, retain and motivate employees, directors, officers and consultants through the issuance of options or rights to purchase Common Stock of the Company and to encourage ownership of Common Stock by most employees, directors and certain consultants of the Company. The 1999 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the 1999 Plan, the Committee determines the persons to whom options or stock purchase rights will be granted, the number of shares to be covered by each option or stock purchase right and the terms and conditions upon which an option or stock purchase right may be granted. All employees, directors and consultants of the Company and its affiliates (as defined in the 1999 Plan, "Affiliates") are eligible to participate in the 1999 Plan, although the Company has discretion in identifying those people who actually receive grants.

         Options granted under the 1999 Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Other than certain minimum requirements described below, the Committee has the discretion to fix the terms of options granted under the 1999 Plan. Incentive stock options may be granted under the 1999 Plan to employees of the Company and its Affiliates. Non-qualified stock options may be granted, in the Company's discretion, to consultants, directors and employees of the Company and its Affiliates.

         Incentive stock options granted under the 1999 Plan may not be granted with an exercise price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of incentive stock options granted to participants holding 10% or more of the voting stock of the Company). Stock options granted under the 1999 Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding more than 10% of the voting stock of the Company. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company by an employee may not exceed $100,000. An option granted under the 1999 Plan is not transferable by an optionholder except by (i) will or by the laws of descent and distribution or (ii) as determined by the Committee and set forth in the Option Agreement. An option is exercisable only by the optionholder or one who receives the option pursuant to a permitted transfer.

         An incentive stock option granted under the 1999 Plan may be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the 1999 Plan) to the extent exercisable on the date of such termination, for up to three months following such termination, provided that such incentive stock option has not expired on the date of such exercise. In granting any non-qualified stock option, the Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Committee may specify. In the event of death or permanent and total disability while an optionholder is employed by the Company or within three months of termination of employment, incentive stock options and non-qualified stock options may be exercised, to the extent exercisable on the date of termination of employment (as calculated under the 1999 Plan), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's termination of employment (all as more specifically provided in the 1999 Plan).

         Stock purchase rights may be granted under the 1999 Plan. Stock purchase rights entitle the participant to purchase shares of common stock at a specified price, which may be nominal but not less than the par value of the common stock, within six months of the date of grant. The shares acquired upon purchase are restricted from transfers and are subject to a repurchase right held by the Company. The repurchase right lapses with respect to specified numbers or percentages of the shares over a period of time specified in the restricted stock purchase agreement that applies to the stock purchase right. The repurchase right entitles the Company to repurchase the shares at the same price paid for the shares by the participant in the event the individual's employment or services with the Company terminates before the lapsing of the repurchase right occurs, subject to the terms of the restricted stock purchase agreement, which may provide for accelerated lapsing of the repurchase right in the case of terminations due to death, disability or for terminations by the Company other than for cause. Stock purchase rights and shares subject to the repurchase right are not transferable by the participant except (i) by will or by the laws of descent and distribution or (ii) as determined by the Committee and set forth in the restricted stock purchase agreement. Stock purchase rights are exercisable only by the holder or one who receives the stock purchase rights pursuant to a permitted transfer.

         If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares or if the Company issues any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option or stock purchase right granted under the 1999 Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If provided in a specific stock option agreement or restricted stock purchase agreement, in the event of either (i) the acquisition (with certain exceptions) of more than 50% of the outstanding Common Stock or voting power by an individual, entity or group acting together or (ii) a change in a majority of the Directors comprising the Board at the time the 1999 Board is first approved by the Stockholders (other than changes resulting from nominations by the then incumbent Directors and the normal election process), vesting of the options outstanding or lapsing of the repurchase rights on shares issued with respect to stock purchase rights issued under the 1999 Plan may be made to automatically accelerate such that some or all unvested options immediately become fully exercisable and vested and such that the Company's repurchase right shall fully or partially lapse on the earliest of (a) the original vesting or lapsing date,
(b) the date the acquisition or change in composition of the Board is deemed to have occurred, or (c) the occurrence of an involuntary termination of employment or services within 18 months thereafter, or such other events as may be provided in the agreement. In addition, if provided in a specific stock option agreement or restricted stock purchase agreement, in the event of (i) a reorganization, recapitalization, merger or consolidation of the Company (unless securities representing more than 50% of the outstanding common stock or voting power of the entity resulting from such transaction is held subsequent to such transaction by the persons who were the beneficial holders of the outstanding Common Stock or voting securities of the Company immediately prior to such transaction, in substantially the same proportions as their ownership immediately prior to the transaction) or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, each option or stock purchase right outstanding as of the date of such transaction shall be: (x) assumed by the successor corporation (or its parent) on an equitable basis, (y) terminated upon written notice to the participants stating that all options (with all options then outstanding being deemed to be exercisable for purposes of this section) or stock purchase rights must be exercised within a specified number of days (not less than 15), at the end of which period any options or stock purchase rights not exercised will terminate, or (z) terminated in exchange for a cash payment equal to the excess of fair market value of the shares subject to option or stock purchase right over the exercise or purchase price (with all options then outstanding being deemed to be exercisable for purposes of this section), provided that the administrator of the 1999 Plan shall select which treatment to provide and under certain circumstances can determine to provide shares of Common Stock or other consideration with value equal to the cash or other consideration that otherwise would be received by a participant. If provided in the specific option agreement of restricted stock agreement, each option or the lapsing of the repurchase right on shares issued with respect to stock purchase rights that are assumed or replaced in connection with such a transaction shall automatically accelerate and such options shall become fully exercisable and vested or the repurchase right shall fully lapse on the earliest of (a) the original vesting or lapsing date, (b) the date the transaction is determined to have occurred, or (c) the occurrence of an involuntary termination of employment or services within 18 months thereafter, or such other events as may be provided in the agreement. In the event of other reorganizations, recapitalizations, mergers or consolidations (not meeting the criteria described above), pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a participant upon exercising an option or stock purchase right will be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option or stock purchase right prior to such reorganization, recapitalization, merger or consolidation. Acceleration may be conditioned upon, termination of employment without cause, reduction in base compensation, loss of duties or responsibilities and reduction in power, authority or resources, relocation or other events.

         The Stockholders of the Company may amend the 1999 Plan. The 1999 Plan may also be amended by the Board of Directors or the Committee, provided that any amendment approved by the Board of Directors or the Committee which is of a scope that the Committee determines requires Stockholder approval, shall be subject to obtaining such Stockholder approval. The Committee may amend outstanding option agreements or restricted stock purchase agreements as long as the amendment is not materially adverse to the participant. Amendments that are materially adverse to the participant can be effected only with the consent of the participant.

         The Committee has not made any awards under the 1999 Plan. The maximum number of options or stock purchase rights that can be granted to an individual in any fiscal year of the Company is options or stock purchase rights, or a combination thereof, to purchase 500,000 shares, as such number may be adjusted in accordance with the 1999 Plan.

FEDERAL INCOME TAX CONSIDERATIONS

         The following is a description of certain U.S. Federal income tax consequences of the 1999 Plan:

         INCENTIVE STOCK OPTIONS. An incentive stock option ("ISO") does not result in taxable income to the optionee or a deduction to the Company at the time it is granted or exercised, provided that the optionee does not dispose of any acquired ISO shares within two years after the date the ISO was granted or within one year after he acquires the shares (the "ISO holding period"). However, the difference between the fair market value of the stock on the date he exercises the option (and acquires the stock) and the option price therefor will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the stock after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the stock. If the stock is disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize ordinary income, and the Company will have a corresponding deduction, in the year of the disposition equal to the excess of the fair market value of the stock on the date of exercise of the option over the option price. If the amount realized upon such a disqualifying disposition is less than the fair market value of the stock on the date of exercise, the amount of ordinary income will be limited to the excess of the amount realized over the optionee's adjusted basis in the stock.

         NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option will not result in taxable income to the optionee or deduction to the Company at the time of grant. When the Optionee exercises his or her option to purchase the stock, the amount of the excess of the then fair market value of the shares acquired over the option price is treated as supplemental compensation and is taxable as ordinary income. The Company is entitled to a corresponding deduction.

         STOCK PURCHASE RIGHTS. The grant of a stock purchase right will not result in taxable income to the participant or a deduction to the Company at the time of grant. The participant will recognize ordinary income (taxable as compensation), and the

Company will have a corresponding deduction, subject to limitations that may be imposed under Section 162(m) of the Internal Revenue Code, at the time the repurchase right in favor of the Company lapses and restrictions on transfer of shares are removed. The taxable compensation income will be equal to the excess of the then fair market value of the shares for which all restrictions on transfer and repurchase rights have lapsed over the purchase price.

         DEDUCTIBILITY OF COMPENSATION. If the Stockholders approve the 1999 Plan, options granted under this Plan will qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, so as to allow the Company to take corresponding deductions for all supplemental income that Optionees realize upon the exercise of their stock options. Stock purchase rights granted under the 1999 Plan will not qualify as "performance based" compensation under Section 162(m) of the Internal Revenue Code, and to the extent stock purchase rights are granted to "covered employees," as such term is defined under Section 162(m), the Company will not be able to deduct related compensation expenses to the extent such expenses exceed $1,000,000 in any year.

VOTE

         The affirmative vote of a majority of the votes cast affirmatively or negatively at the Meeting by holders of Common Stock and Series I Preferred Stock, voting together as a single class is required to approve the 1999 Plan. Abstentions and broker non-votes will have no effect upon this Proposal Three.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 1999 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Hansen Barnett & Maxwell, a professional corporation ("HBM") serves the Company as its independent public accountants at the direction of the Board of Directors of the Company and has served in such capacity since June 1, 1998. One or more representatives of HBM are expected to be present by telephone at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Stockholders who wish to present proposals for action at the 2000 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than July 1, 2000 for inclusion in next year's proxy statement and proxy.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1998, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                  OTHER MATTERS

         The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished by first class mail within one business day of receipt of request without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, eSynch Corporation, 15502 Mosher Avenue, Tustin, California 92780. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

         MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS ONE, TWO AND THREE.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             T. Richard Hutt
                                             Secretary
Tustin, California
October __, 1999

         STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY                                                                    PROXY
                               ESYNCH CORPORATION
                  15502 MOSHER AVENUE, TUSTIN, CALIFORNIA 92780
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints Thomas Hemingway and T. Richard Hutt as Proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of Common Stock of eSynch Corporation held of record by the undersigned as of September 27, 1999, at the Annual Meeting of Stockholders to be held will be held at the principal executive office of the Company, 15502 Mosher Avenue, Tustin, California, at 10:00 a.m., Pacific Time, on Monday, November 15, 1999, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

  PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
                                                           For All
  1.  ELECTION OF DIRECTORS                          For    Withheld  Except
  FOR ALL EXCEPT NOMINEES CROSSED OUT.              [   ]   [   ]      [   ]
   Thomas Hemingway      James H. Budd
   T. Richard Hutt
   Norton Garfinkle
   Donald C. Watters, Jr.

  2.  APPROVAL OF THE INCREASE IN THE                For     Against   Abstain
  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK       [   ]    [   ]      [   ]

  3.  APPROVAL OF THE 1999 STOCK INCENTIVE PLAN      For     Against   Abstain
                                                    [   ]    [   ]      [   ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
             PLEASE READ, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

                                    Dated:                          , 1999
                                         ---------------------------


                                    --------------------------------------
                                    Signature

                                    --------------------------------------
                                    Signature

                                    Please sign exactly as name appears at left.
                                    When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.